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                                                                   Exhibit 10.15


                       [Letterhead of PSW TECHNOLOGIES]
================================================================================

October 2, 1996



Jonathan Wallace
Vice President of Operations
Pencom Systems, Inc.
40 Fulton Street
New York, NY 10020

SUBJECT: Letter of Agreement for Accounting and Legal Services from Pencom Systems, Inc.

Dear Jonathan:

In consideration of the services listed below, PSW Technologies, Inc. agrees to pay Pencom Systems, Inc. the sum of $7,00.00 per month. The term of this agreement shall be from October 1, 1996 to April 30, 1997, unless terminated in writing by either party with ten (10) days notice.

Pencom shall provide the following services and performance levels under this agreement.

1. All accounting services to complete the 1996 Pencom Software division transactions and books through September 30, 1996 including support of PSW Technologies, Inc. 1996 audit. Accounting Services shall be provided in a timely manner so as not to impact the February 7, 1997 completion of the 1996 audit.

2. Support transfer of all Pencom Software accounting, payroll, benefits and human resource records to PSW Technologies, Inc.

3.  Provide contract review services for all PSW Technologies, Inc. contracts.

4. Provide general counsel services to coordinate legal activities associated with the spin-out and initial public offering of PSW Technologies, Inc. Services shall be provided in a timely manner so as not to impact the March 31, 1997 IPO schedule.

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Jonathan Wallace
October 2, 1996
Page 2


Please acknowledge your agreement with these terms by your signature below.

Pat Motola
CFO, VP of Operations
PSW Technologies, Inc.


Agreed to                                  Agreed to

By: /s/ Jonathan Wallace                   By: /s/ Pat Motola
    ------------------------------         -----------------------------
Jonathan Wallace                           Pat Motola
VP of Operations                           CFO, VP of Operations
Pencom Systems, Inc.                       PSW Technologies, Inc.

Date: 2/5/97                               Date: 1/19/97